EXHIBIT 10.2


                                 FIRST AMENDMENT
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT


         THIS FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT, dated as of April 25, 2001 (the "First Amendment"), by and between POZEN Inc., a Delaware corporation (the "Corporation"), and John R. Plachetka ("Plachetka").

         WHEREAS, the Corporation and Plachetka are parties to an Executive Employment Agreement, dated as of April 1, 1999 (the "Employment Agreement'); and

         WHEREAS, pursuant to Section 14 of the Employment Agreement, the Corporation and Plachetka desire to amend and modify the provisions of the Employment Agreement in the manner and to the extent set forth herein.

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Corporation and Plachetka hereby agree as follows:

         1. Amendment. Section 4(h) of the Employment Agreement is hereby
            ---------
amended by deleting such Section in its entirety and substituting the following in lieu thereof:

                  "4(h) Estate Planning Costs. The Company will reimburse
                        ---------------------
                  Executive for estate planning legal fees and expenses incurred by him in each calendar year during the term and any renewals of this Agreement up to a maximum of $15,000 per year."

         2. Effect of First Amendment. The provisions of the Employment
            -------------------------
Agreement are hereby amended and modified by the provisions of this First Amendment. If any provisions of the Employment Agreement are materially different from or inconsistent with any provisions of this First Amendment, the provisions of this First Amendment shall control, and the provisions of the Employment Agreement shall, to the extent of such difference or inconsistency, be deemed to be amended and modified.

         3. Single Instrument. This First Amendment and the Employment
            -----------------
Agreement, as amended and modified by the provisions of this First Amendment, shall constitute and shall be construed as a single instrument. The provisions of the Employment Agreement, as amended and modified by the provisions of this First Amendment, are incorporated herein by this reference and are hereby ratified and reaffirmed.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                   POZEN INC.

                                   By: /s/ Matthew E. Czajkowski
                                      ________________________________
                                          Matthew E. Czajkowski
                                          Senior Vice President

                                       /s/ John R. Plachetka
                                      ________________________________
                                          John R. Plachetka